                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-07371
                    -----------------------------------------

                      CREDIT SUISSE JAPAN EQUITY FUND, INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
                      Credit Suisse Japan Equity Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2003 to October 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]


CREDIT SUISSE FUNDS

ANNUAL REPORT

OCTOBER 31, 2004


- CREDIT SUISSE
  JAPAN EQUITY FUND


THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES (WHICH SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING), AND MORE COMPLETE INFORMATION ABOUT THE FUND, ARE PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES BY CALLING 800-927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 55030, BOSTON, MA 02205-5030.

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR, IS LOCATED AT 466 LEXINGTON AVE., NEW YORK, NY 10017-3140. CREDIT SUISSE FUNDS ARE ADVISED BY CREDIT SUISSE ASSET MANAGEMENT, LLC.

INVESTORS IN THE CREDIT SUISSE FUNDS SHOULD BE AWARE THAT THEY MAY BE ELIGIBLE TO PURCHASE COMMON CLASS AND/OR ADVISOR CLASS SHARES (WHERE OFFERED) DIRECTLY OR THROUGH CERTAIN INTERMEDIARIES. SUCH SHARES ARE NOT SUBJECT TO A SALES CHARGE BUT MAY BE SUBJECT TO AN ONGOING SERVICE AND DISTRIBUTION FEE OF UP TO 0.50% OF AVERAGE DAILY NET ASSETS. INVESTORS IN THE CREDIT SUISSE FUNDS SHOULD ALSO BE AWARE THAT THEY MAY BE ELIGIBLE FOR A REDUCTION OR WAIVER OF THE SALES CHARGE WITH RESPECT TO CLASS A, B OR C SHARES. FOR MORE INFORMATION, PLEASE REVIEW THE RELEVANT PROSPECTUSES OR CONSULT YOUR FINANCIAL REPRESENTATIVE.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND FUND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2004; THESE VIEWS AND FUND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE JAPAN EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2004 (unaudited)

                                                                December 7, 2004

Dear Shareholder:

PERFORMANCE SUMMARY
11/01/03 - 10/31/04

SHARE CLASS/BENCHMARK                                               PERFORMANCE
Common(1)                                                                 -1.33%
Advisor(1)                                                                -1.17%
Class A(1),(2)                                                            -1.34%
TOPIX Index ($ Denominated)(3)                                             8.84%

Performance for the Fund's Class A Shares is without the maximum sales charge of 5.75%.(2)

MARKET OVERVIEW: RALLY STALLS ON ECONOMIC UNCERTAINTY

     Japan's stock market rallied over the first half of the period, supported by improvements in GDP growth, business financial statements, industrial production and published land values. Strong flows from foreign (i.e., non-Japanese) investors in particular supported the initial rally. The market turned sharply down in May, rattled by concern over monetary policy tightening in the US and China. This proved to be a short correction, as stocks rebounded on the positive announcement of GDP growth for the January-March 2004 span. The market seesawed through the remainder of the period, with little sustainable upside traction. The flow of economic data turned softer, and the GDP growth rate for the April-June 2004 period was disappointing to investors. On the corporate front, results were mixed. According to first fiscal half-year results, many manufacturing companies released solid performance numbers, though some companies announced outlook guidance that was flat or negative compared with the fiscal year's first half.

     For dollar-based investors, local returns were boosted by the yen's appreciation vs. the US dollar in the period.

STRATEGIC REVIEW: SWAPPING CHEMICALS, ELECTRONICS FOR FINANCE AND RETAIL

     Stocks that hindered the Fund's return included two liquid crystal display
(LCD) material producers. Their shares declined on pricing concerns amid oversupply from South Korean and Taiwanese LCD companies. Other holdings that contributed to the Fund's underperformance were a flexible print circuit board producer, an automobile lighting equipment producer and a semiconductor manufacturing equipment maker (a position we eliminated in the period). On the positive side, factors that helped the Fund's performance included our overweight in financial services stocks, such as major banks as well as leasing and consumer loan companies.

     With regard to noteworthy portfolio adjustments in the period, we reduced our exposure to the LCD-related companies referenced above (combined, these stocks accounted for 1.5% of the Fund's portfolio as of October 31, 2004). We also lowered our position in electrical machinery companies, such as semiconductor manufacturing equipment companies as well as providers of electrical parts for mobile phones and LCDs. We increased our exposure to the consumer finance area, establishing positions in Promise and Acom (3.3% and 1.5% of the Fund's portfolio, respectively, as of October 31, 2004), based on our view that they could benefit from a decline in personal bankruptcies. We also added to the retail sector, purchasing companies such as Don Quijote (1.0% of the Fund's portfolio as of October 31, 2004) that we believe stand to benefit from expanding sales. In addition, we established a position in Toray Industries (1.6% of the Fund's portfolio as of October 31, 2004), a textile company, based on our positive view of its restructuring and the growth potential in its carbon fiber business.

GOING FORWARD: GROUNDS FOR FURTHER IMPROVEMENT?

     Despite the recent GDP disappointment and loss of market momentum, we believe that economic recovery is widespread in Japan, and we think corporate expenditures may grow due to cashflow improvements. Despite high oil prices and the yen's appreciation (a stronger yen tends to hurt earnings of Japan's large exporting companies), corporate earnings have generally met expectations.

     As a result of ongoing corporate restructuring, along with rising sales, earnings quality has improved dramatically over the past year in our view. We expect corporate earnings to continue to improve, auguring well for risk taking and business expansion. As for valuation, we believe that Japanese equities are attractive compared with their own history, as well as in comparison with global markets broadly. Barring any dramatic elevation in risk, we think this should support Japan's stock market going forward.

Shuji Sugata
Portfolio Manager

     INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN JAPAN, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

     IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CREDIT SUISSE JAPAN
  EQUITY FUND(1) COMMON CLASS SHARES, ADVISOR CLASS SHARES AND THE TOPIX INDEX
                    (TOKYO)(3),(4) FROM INCEPTION (12/29/95).

              CREDIT SUISSE JAPAN EQUITY FUND(1) --  CREDIT SUISSE JAPAN EQUITY FUND(1) --   TOPIX INDEX
                        COMMON CLASS                        ADVISOR CLASS                   (TOKYO)(3),(4)
12/29/1995                    $   10,000                    $   10,000                       $   10,000
12/31/1995                    $   10,000                    $   10,000                       $   10,000
 1/31/1996                    $    9,880                    $    9,880                       $   10,224
 2/29/1996                    $    9,660                    $    9,650                       $    9,892
 3/31/1996                    $   10,080                    $   10,070                       $   10,408
 4/30/1996                    $   10,780                    $   10,770                       $   10,888
 5/31/1996                    $   10,650                    $   10,640                       $   10,686
 6/30/1996                    $   11,080                    $   11,060                       $   10,890
 7/31/1996                    $   10,470                    $   10,460                       $   10,076
 8/31/1996                    $   10,190                    $   10,170                       $    9,816
 9/30/1996                    $   10,370                    $   10,350                       $   10,380
10/31/1996                    $    9,850                    $    9,830                       $    9,889
11/30/1996                    $    9,860                    $    9,840                       $    9,967
12/31/1996                    $    9,451                    $    9,420                       $    9,383
 1/31/1997                    $    9,204                    $    9,180                       $    8,755
 2/28/1997                    $    9,338                    $    9,300                       $    8,873
 3/31/1997                    $    9,286                    $    9,260                       $    8,801
 4/30/1997                    $    9,676                    $    9,640                       $    9,237
 5/31/1997                    $   10,856                    $   10,820                       $    9,530
 6/30/1997                    $   11,328                    $   11,370                       $    9,960
 7/31/1997                    $   11,985                    $   12,100                       $    9,898
 8/31/1997                    $   10,826                    $   10,930                       $    9,155
 9/30/1997                    $   10,928                    $   10,970                       $    8,924
10/31/1997                    $    9,994                    $    9,890                       $    8,209
11/30/1997                    $    9,841                    $    9,740                       $    8,050
12/31/1997                    $    9,594                    $    9,500                       $    7,555
 1/31/1998                    $   10,354                    $   10,240                       $    8,150
 2/28/1998                    $   10,313                    $   10,210                       $    8,184
 3/31/1998                    $   10,128                    $   10,020                       $    8,083
 4/30/1998                    $   10,425                    $   10,310                       $    7,898
 5/31/1998                    $   10,292                    $   10,170                       $    7,888
 6/30/1998                    $   10,292                    $   10,180                       $    7,947
 7/31/1998                    $   11,123                    $   10,990                       $    8,152
 8/31/1998                    $   10,148                    $   10,030                       $    7,148
 9/30/1998                    $    9,358                    $    9,240                       $    6,769
10/31/1998                    $    8,814                    $    8,710                       $    6,717
11/30/1998                    $    9,882                    $    9,760                       $    7,417
12/31/1998                    $    9,717                    $    9,590                       $    7,052
 1/31/1999                    $   10,436                    $   10,300                       $    7,301
 2/28/1999                    $   10,702                    $   10,560                       $    7,269
 3/31/1999                    $   12,375                    $   12,200                       $    8,261
 4/30/1999                    $   13,822                    $   13,460                       $    8,717
 5/31/1999                    $   13,278                    $   12,930                       $    8,457
 6/30/1999                    $   17,383                    $   16,910                       $    9,234
 7/31/1999                    $   19,250                    $   18,730                       $    9,643
 8/31/1999                    $   20,994                    $   20,400                       $    9,501
 9/30/1999                    $   23,426                    $   22,760                       $    9,850
10/31/1999                    $   24,894                    $   24,180                       $   10,223
11/30/1999                    $   30,086                    $   29,220                       $   10,731
12/31/1999                    $   35,575                    $   34,549                       $   11,261
 1/31/2000                    $   30,743                    $   29,851                       $   11,168
 2/29/2000                    $   33,525                    $   32,541                       $   11,241
 3/31/2000                    $   29,229                    $   28,354                       $   11,191
 4/30/2000                    $   24,634                    $   23,896                       $   10,816
 5/31/2000                    $   20,090                    $   19,489                       $    9,990
 6/30/2000                    $   20,605                    $   19,941                       $   10,443
 7/31/2000                    $   16,999                    $   16,446                       $    9,534
 8/31/2000                    $   20,449                    $   19,789                       $    9,918
 9/30/2000                    $   17,733                    $   17,129                       $    9,676
10/31/2000                    $   14,926                    $   14,394                       $    9,078
11/30/2000                    $   13,283                    $   12,793                       $    8,965
12/31/2000                    $   11,134                    $   10,698                       $    8,447
 1/31/2001                    $   12,654                    $   12,135                       $    8,556
 2/28/2001                    $   10,958                    $   10,495                       $    8,171
 3/31/2001                    $   11,454                    $   11,042                       $    8,440
 4/30/2001                    $   12,078                    $   11,635                       $    9,030
 5/31/2001                    $   11,438                    $   11,026                       $    8,662
 6/30/2001                    $   10,654                    $   10,261                       $    8,599
 7/31/2001                    $    9,294                    $    8,933                       $    7,868
 8/31/2001                    $    8,031                    $    7,715                       $    7,297
 9/30/2001                    $    6,863                    $    6,591                       $    6,787
10/31/2001                    $    7,663                    $    7,356                       $    7,026
11/30/2001                    $    8,223                    $    7,871                       $    6,965
12/31/2001                    $    8,335                    $    7,996                       $    6,847
 1/31/2002                    $    8,015                    $    7,684                       $    6,447
 2/28/2002                    $    7,999                    $    7,653                       $    6,728
 3/31/2002                    $    8,782                    $    8,387                       $    7,070
 4/30/2002                    $    8,766                    $    8,371                       $    7,216
 5/31/2002                    $    8,670                    $    8,293                       $    7,470
 6/30/2002                    $    7,823                    $    7,481                       $    6,835
 7/31/2002                    $    7,167                    $    6,840                       $    6,438
 8/31/2002                    $    6,927                    $    6,606                       $    6,283
 9/30/2002                    $    6,399                    $    6,091                       $    6,168
10/31/2002                    $    6,111                    $    5,825                       $    5,774
11/30/2002                    $    6,575                    $    6,278                       $    5,978
12/31/2002                    $    6,015                    $    5,732                       $    5,649
 1/31/2003                    $    5,999                    $    5,716                       $    5,502
 2/28/2003                    $    5,935                    $    5,654                       $    5,487
 3/31/2003                    $    5,519                    $    5,263                       $    5,316
 4/30/2003                    $    5,695                    $    5,419                       $    5,373
 5/31/2003                    $    5,919                    $    5,638                       $    5,651
 6/30/2003                    $    6,415                    $    6,106                       $    6,097
 7/31/2003                    $    6,815                    $    6,481                       $    6,339
 8/31/2003                    $    7,599                    $    7,231                       $    6,763
 9/30/2003                    $    7,903                    $    7,512                       $    6,900
10/31/2003                    $    8,414                    $    7,996                       $    7,067
11/30/2003                    $    7,999                    $    7,606                       $    6,772
12/31/2003                    $    8,494                    $    8,059                       $    7,073
 1/31/2004                    $    8,430                    $    8,027                       $    7,099
 2/29/2004                    $    8,366                    $    7,965                       $    7,337
 3/31/2004                    $    9,486                    $    9,011                       $    8,033
 4/30/2004                    $    9,198                    $    8,746                       $    8,081
 5/31/2004                    $    8,638                    $    8,215                       $    7,766
 6/30/2004                    $    8,926                    $    8,496                       $    8,110
 7/31/2004                    $    8,223                    $    7,824                       $    7,768
 8/31/2004                    $    8,319                    $    7,918                       $    7,703
 9/30/2004                    $    8,111                    $    7,731                       $    7,544
10/31/2004                    $    8,303                    $    7,902                       $    7,430

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
            CREDIT SUISSE JAPAN EQUITY FUND(1) CLASS A SHARES(2) AND
              THE TOPIX INDEX (TOKYO)(3) FROM INCEPTION (11/30/01).

                         CREDIT SUISSE JAPAN EQUITY FUND(1)
                                -- CLASS A(2)
                          (WITH MAXIMUM SALES CHARGE)        TOPIX INDEX (TOKYO)(3)
11/30/2001                      $      9,425                    $     10,000
12/31/2001                      $      9,560                    $      9,831
 1/31/2002                      $      9,193                    $      9,256
 2/28/2002                      $      9,174                    $      9,659
 3/31/2002                      $     10,055                    $     10,150
 4/30/2002                      $     10,037                    $     10,359
 5/31/2002                      $      9,945                    $     10,724
 6/30/2002                      $      8,972                    $      9,812
 7/31/2002                      $      8,202                    $      9,242
 8/31/2002                      $      7,908                    $      9,020
 9/30/2002                      $      7,303                    $      8,855
10/31/2002                      $      6,972                    $      8,290
11/30/2002                      $      7,523                    $      8,583
12/31/2002                      $      6,862                    $      8,111
 1/31/2003                      $      6,844                    $      7,899
 2/28/2003                      $      6,771                    $      7,877
 3/31/2003                      $      6,312                    $      7,631
 4/30/2003                      $      6,495                    $      7,714
 5/31/2003                      $      6,771                    $      8,114
 6/30/2003                      $      7,321                    $      8,753
 7/31/2003                      $      7,761                    $      9,101
 8/31/2003                      $      8,661                    $      9,710
 9/30/2003                      $      9,009                    $      9,907
10/31/2003                      $      9,578                    $     10,146
11/30/2003                      $      9,101                    $      9,722
12/31/2003                      $      9,651                    $     10,154
 1/31/2004                      $      9,596                    $     10,192
 2/29/2004                      $      9,523                    $     10,534
 3/31/2004                      $     10,789                    $     11,533
 4/30/2004                      $     10,459                    $     11,602
 5/31/2004                      $      9,835                    $     11,150
 6/30/2004                      $     10,147                    $     11,644
 7/31/2004                      $      9,358                    $     11,152
 8/31/2004                      $      9,450                    $     11,059
 9/30/2004                      $      9,229                    $     10,831
10/31/2004                      $      9,450                    $     10,667

               AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2004(1)

                                                                                 SINCE
                                                      1 YEAR       5 YEARS     INCEPTION
                                                     ---------    ---------    ---------
Common Class                                              2.63%      (19.11)%      (2.36)%
Advisor Class                                             2.91%      (19.42)%      (2.90)%
Class A Without Sales Charge                              2.44%          --        (0.76)%
Class A With Maximum Sales Charge                        (3.45)%         --        (2.79)%

                AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2004(1)

                                                                                 SINCE
                                                      1 YEAR       5 YEARS     INCEPTION
                                                     ---------    ---------    ---------
Common Class                                             (1.33)%     (19.72)%      (2.08)%
Advisor Class                                            (1.17)%     (20.04)%      (2.63)%
Class A Without Sales Charge                             (1.34)%         --         0.07%
Class A With Maximum Sales Charge                        (7.04)%         --        (1.92)%

     RETURNS REPRESENT PAST PERFORMANCE AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE LESS THAN ORIGINAL COST. THE PERFORMANCE RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT www.csam.com/us.

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(2) Total return for Class A Shares for the reporting period, based on offering price (with maximum sales charge of 5.75%), was down 7.04%.

(3) The Tokyo Stock Exchange (TOPIX) Index is an unmanaged capitalization-weighted index designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies, and is denominated in U.S. dollars. Investors cannot invest directly in an index.

(4) Performance for the benchmarks is not available for the period beginning December 29, 1995 (commencement of operations). For that reason, performance is shown for the period beginning January 1, 1996.

INFORMATION ABOUT YOUR FUND'S EXPENSES

     As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

     The table illustrates your Fund's expenses in two ways:

     - ACTUAL FUND RETURN. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

     - HYPOTHETICAL 5% FUND RETURN. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period.

     Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

EXPENSES AND VALUE OF A $1,000 INVESTMENT FOR THE SIX-MONTH PERIOD ENDED OCTOBER 31, 2004

                                                            COMMON     ADVISOR
                                                            CLASS       CLASS      CLASS A
                                                           --------    --------    --------
ACTUAL FUND RETURN
Beginning Account Value 4/30/04                            $  1,000    $  1,000    $  1,000
Ending Account Value 10/31/04                              $    903    $    904    $    904
Expenses Paid per $1,000*                                  $   8.37    $   7.18    $   8.37

HYPOTHETICAL 5% FUND RETURN
Beginning Account Value 4/30/04                            $  1,000    $  1,000    $  1,000
Ending Account Value 10/31/04                              $  1,025    $  1,025    $  1,025
Expenses Paid per $1,000*                                  $   8.91    $   7.64    $   8.91

                                                            COMMON     ADVISOR
                                                            CLASS       CLASS       CLASS A
                                                           --------    --------    --------
ANNUALIZED EXPENSE RATIOS*
                                                               1.75%       1.50%       1.75%

----------
* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO FOR EACH SHARE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF YEAR PERIOD, THEN DIVIDED BY 366.

     THE "EXPENSES PAID PER $1,000" AND THE "ANNUALIZED EXPENSE RATIOS" IN THE TABLES ARE BASED ON ACTUAL EXPENSES PAID BY THE FUND DURING THE PERIOD, NET OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IF THOSE FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE FUND'S ACTUAL EXPENSES WOULD HAVE BEEN HIGHER.

For more information, please refer to the Fund's prospectus.

[CHART]

SECTOR BREAKDOWN*

Other Assets                              0.7%
Telecommunication Services                1.3%
Consumer Staples                          3.3%
Health Care                               3.6%
Materials                                 9.1%
Industrials                              13.6%
Information Technology                   14.3%
Consumer Discretionary                   26.7%
Financials                               27.4%

----------
*The Fund's sector breakdown is expressed as a percentage of total investments
 (excluding security lending collateral) and may vary over time.

CREDIT SUISSE JAPAN EQUITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2004

                                                      NUMBER OF
                                                       SHARES          VALUE
                                                     ------------   ------------
COMMON STOCKS (99.0%)
JAPAN (99.0%)
AUTO COMPONENTS (6.4%)
    Denso Corp.                                            57,000   $  1,360,999
    NHK Spring Company, Ltd.^                             221,000      1,522,880
    Nok Corp.                                              50,400      1,526,531
                                                                    ------------
                                                                       4,410,410
                                                                    ------------
AUTOMOBILES (10.0%)
    Honda Motor Company, Ltd.                              37,100      1,798,587
    Nissan Motor Company, Ltd.                            155,200      1,744,661
    Toyota Motor Corp.                                     84,900      3,287,383
                                                                    ------------
                                                                       6,830,631
                                                                    ------------
BANKS (12.5%)
    Mitsubishi Tokyo Financial Group, Inc.                    357      3,020,480
    Mizuho Financial Group, Inc.                              588      2,266,275
    Sumitomo Mitsui Financial Group, Inc.^                    511      3,318,097
                                                                    ------------
                                                                       8,604,852
                                                                    ------------
CHEMICALS (5.0%)
    Hitachi Chemical Company, Ltd.                         93,100      1,465,874
    JSR Corp.                                              37,700        685,401
    Toray Industries, Inc.                                267,000      1,246,381
                                                                    ------------
                                                                       3,397,656
                                                                    ------------
DIVERSIFIED FINANCIALS (10.0%)
    Acom Company, Ltd.                                     18,490      1,156,925
    JAFCO Company, Ltd.^                                    4,300        220,406
    Matsui Securities Company, Ltd.^                       51,500      1,362,157
    ORIX Corp.                                             10,100      1,180,277
    Promise Company, Ltd.                                  40,150      2,549,064
    Takefuji Corp.                                          6,330        398,975
                                                                    ------------
                                                                       6,867,804
                                                                    ------------
ELECTRICAL EQUIPMENT (0.5%)
    Nitto Denko Corp.                                       7,400        350,596
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (9.7%)
    Hoya Corp.                                             10,800      1,107,433
    Keyence Corp.                                           5,200      1,169,619
    Nidec Corp.^                                           11,900      1,288,315
    Omron Corp.                                            40,300        912,438
    Rohm Company, Ltd.                                     11,700      1,197,490
    TDK Corp.                                              13,800        955,317
                                                                    ------------
                                                                       6,630,612
                                                                    ------------
FOOD & DRUG RETAILING (1.8%)
    Matsumotokiyoshi Company, Ltd.                         49,500      1,243,795
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

                                                      NUMBER OF
                                                       SHARES          VALUE
                                                     ------------   ------------
COMMON STOCKS
JAPAN
HOUSEHOLD DURABLES (3.3%)
    Funai Electric Company, Ltd.                            8,300   $  1,080,509
    Matsushita Electric Industrial Company, Ltd.           84,000      1,215,437
                                                                    ------------
                                                                       2,295,946
                                                                    ------------
HOUSEHOLD PRODUCTS (1.5%)
    Uni-Charm Corp.                                        20,100      1,014,088
                                                                    ------------
INSURANCE (1.9%)
    Millea Holdings, Inc.                                     100      1,316,769
                                                                    ------------
IT CONSULTING & SERVICES (1.0%)
    Itochu Techno-Science Corp.^                           17,000        684,611
                                                                    ------------
LEISURE EQUIPMENT & PRODUCTS (3.0%)
    Sega Sammy Holdings, Inc.^                             23,600      1,093,436
    Yamaha Corp.                                           62,700        954,452
                                                                    ------------
                                                                       2,047,888
                                                                    ------------
MACHINERY (6.0%)
    Daikin Industries, Ltd.                                81,000      1,969,110
    Hitachi Construction Machinery Company, Ltd.^          23,300        284,824
    Kubota Corp.                                          269,000      1,224,504
    SMC Corp.                                               6,100        651,594
                                                                    ------------
                                                                       4,130,032
                                                                    ------------
METALS & MINING (3.6%)
    JFE Holdings, Inc.                                     90,800      2,435,382
                                                                    ------------
MULTILINE RETAIL (1.0%)
    Don Quijote Company, Ltd.^                             10,900        653,736
                                                                    ------------
OFFICE ELECTRONICS (2.1%)
    Canon, Inc.                                            28,800      1,420,578
                                                                    ------------
PHARMACEUTICALS (3.6%)
    Fujisawa Pharmaceutical Company, Ltd.                  95,400      2,489,438
                                                                    ------------
REAL ESTATE (2.8%)
    Mitsui Fudosan Company, Ltd.                          181,000      1,917,452
                                                                    ------------
ROAD & RAIL (0.9%)
    Nippon Express Company, Ltd.                          128,000        615,353
                                                                    ------------
SOFTWARE (1.5%)
    Fuji Soft ABC, Inc.                                    32,400      1,024,851
                                                                    ------------
SPECIALTY RETAIL (3.0%)
    Shimamura Company, Ltd.                                16,900      1,236,355
    USS Company, Ltd.                                       9,790        790,493
                                                                    ------------
                                                                       2,026,848
                                                                    ------------

                See Accompanying Notes to Financial Statements.

                                                       NUMBER OF
                                                        SHARES         VALUE
                                                     ------------   ------------
COMMON STOCKS
JAPAN
TRADING COMPANIES & DISTRIBUTORS (6.6%)
    Misumi Corp.^                                          24,600   $    672,406
    Mitsui & Company, Ltd.                                256,000      2,147,455
    Sumitomo Corp.                                        233,000      1,729,586
                                                                    ------------
                                                                       4,549,447
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (1.3%)
    NTT DoCoMo, Inc.                                          521        918,012
                                                                    ------------

TOTAL COMMON STOCKS (Cost $54,699,302)                                67,876,787
                                                                    ------------
SHORT-TERM INVESTMENTS (14.3%)
    State Street Navigator Prime Fund^^                 9,339,125      9,339,125

                                                         PAR
                                                        (000)
                                                     ------------
    State Street Bank and Trust Co. Euro
       Time Deposit, 1.000%, 11/01/04                $        458        458,000
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $9,797,125)                         9,797,125
                                                                    ------------
TOTAL INVESTMENTS AT VALUE (113.3%) (Cost
   $64,496,427)                                                       77,673,912

LIABILITIES IN EXCESS OF OTHER ASSETS (-13.3%)                        (9,109,441)
                                                                    ------------
NET ASSETS (100.0%)                                                 $ 68,564,471
                                                                    ============

^    Security or portion thereof is out on loan.

^^ Represents security purchased with cash collateral received for securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE JAPAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2004

ASSETS
    Investments at value, including collateral for securities on loan of $9,339,125          $   77,673,912(1)
      (Cost $64,496,427) (Note 1)
    Cash                                                                                                709
    Receivable for investments sold                                                                 225,647
    Dividend and interest receivable                                                                218,168
    Receivable for fund shares sold                                                                  60,525
    Prepaid expenses and other assets                                                                35,278
                                                                                             --------------
      Total Assets                                                                               78,214,239
                                                                                             --------------
LIABILITIES
    Advisory fee payable (Note 2)                                                                    46,707
    Administrative services fee payable (Note 2)                                                     20,869
    Distribution fee payable (Note 2)                                                                14,645
    Payable upon return of securities loaned (Note 1)                                             9,339,125
    Directors' fee payable                                                                            4,268
    Other accrued expenses payable                                                                  224,154
                                                                                             --------------
      Total Liabilities                                                                           9,649,768
                                                                                             --------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                                         13,214
    Paid-in capital (Note 5)                                                                    136,457,120
    Accumulated net realized loss on investments and foreign currency transactions              (81,093,017)
    Net unrealized appreciation from investments and foreign currency translations               13,187,154
                                                                                             --------------
      Net Assets                                                                             $   68,564,471
                                                                                             ==============
COMMON SHARES
    Net assets                                                                               $   67,660,816
    Shares outstanding                                                                           13,036,951
                                                                                             --------------
    Net asset value, offering price, and redemption price per share                          $         5.19
                                                                                             ==============
ADVISOR SHARES
    Net assets                                                                               $      329,614
    Shares outstanding                                                                               65,111
                                                                                             --------------
    Net asset value, offering price, and redemption price per share                          $         5.06
                                                                                             ==============
A SHARES
    Net assets                                                                               $      574,041
    Shares outstanding                                                                              111,546
                                                                                             --------------
    Net asset value and redemption price per share                                           $         5.15
                                                                                             ==============
    Maximum offering price per share (net asset value/(1-5.75%))                             $         5.46
                                                                                             ==============

(1)  Including $8,889,497 of securities on loan.

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2004

INVESTMENT INCOME (Note 1)
    Dividends                                                                                $      603,210
    Interest                                                                                          7,061
    Securities lending                                                                               95,022
    Foreign taxes withheld                                                                          (42,543)
                                                                                             --------------
      Total investment income                                                                       662,750
                                                                                             --------------
EXPENSES
    Investment advisory fees (Note 2)                                                               976,850
    Administrative services fees (Note 2)                                                           129,924
    Distribution fees (Note 2)
      Common Class                                                                                  192,740
      Class A                                                                                         1,720
    Transfer agent fees (Note 2)                                                                    407,776
    Printing fees (Note 2)                                                                           90,963
    Legal fees                                                                                       58,085
    Custodian fees                                                                                   43,522
    Registration fees                                                                                40,860
    Audit fees                                                                                       21,532
    Insurance expense                                                                                18,070
    Directors' fees                                                                                  16,874
    Commitment fees (Note 3)                                                                          2,197
    Miscellaneous expense                                                                             8,804
                                                                                             --------------
      Total expenses                                                                              2,009,917
    Less: fees waived (Note 2)                                                                     (643,236)
                                                                                             --------------
      Net expenses                                                                                1,366,681
                                                                                             --------------
       Net investment loss                                                                         (703,931)
                                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS
    Net realized gain from investments                                                            7,072,146
    Net realized loss on foreign currency transactions                                              (96,162)
    Net change in unrealized appreciation (depreciation) from investments                        (7,127,254)
    Net change in unrealized appreciation (depreciation) from foreign currency translations           8,631
                                                                                             --------------
    Net realized and unrealized loss from investments and foreign currency related items           (142,639)
                                                                                             --------------
    Net decrease in net assets resulting from operations                                     $     (846,570)
                                                                                             ==============

                 See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE YEAR        FOR THE YEAR
                                                                                    ENDED              ENDED
                                                                              OCTOBER 31, 2004    OCTOBER 31, 2003
                                                                              ----------------    ----------------
FROM OPERATIONS
  Net investment loss                                                         $       (703,931)   $       (758,121)
  Net realized gain (loss) from investments and foreign
   currency transactions                                                             6,975,984         (31,645,631)
  Net change in unrealized appreciation (depreciation) from
   investments and foreign currency translations                                    (7,118,623)         59,268,311
                                                                              ----------------    ----------------
   Net increase (decrease) in net assets resulting from operations                    (846,570)         26,864,559
                                                                              ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                                      11,586,746          76,632,239
  Net asset value of shares redeemed                                               (32,354,459)(1)     (88,494,527)(2)
                                                                              ----------------    ----------------
   Net decrease in net assets from capital share transactions                      (20,767,713)        (11,862,288)
                                                                              ----------------    ----------------
  Net increase (decrease) in net assets                                            (21,614,283)         15,002,271

NET ASSETS
  Beginning of year                                                                 90,178,754          75,176,483
                                                                              ----------------    ----------------
  End of year                                                                 $     68,564,471    $     90,178,754
                                                                              ================    ================

(1)  Net of $39,537 of redemption fees retained by the Fund.

(2)  Net of $108,564 of redemption fees retained by the Fund.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE JAPAN EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Year)

                                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                           ---------------------------------------------------------------------
                                                              2004            2003           2002          2001          2000
                                                           ----------      ----------     ----------    ----------    ----------
PER SHARE DATA
  Net asset value, beginning of year                       $     5.26      $     3.82     $     4.79    $    11.54    $    24.26
                                                           ----------      ----------     ----------    ----------    ----------
INVESTMENT OPERATIONS
  Net investment loss                                           (0.05)(1)       (0.04)(1)      (0.06)(1)     (0.12)        (0.42)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                              (0.02)           1.48          (0.92)        (4.73)        (8.64)
                                                           ----------      ----------     ----------    ----------    ----------
      Total from investment operations                          (0.07)           1.44          (0.98)        (4.85)        (9.06)
                                                           ----------      ----------     ----------    ----------    ----------
LESS DISTRIBUTIONS
  Distributions from net realized gains                            --              --             --         (2.02)        (3.75)
                                                           ----------      ----------     ----------    ----------    ----------
REDEMPTION FEES                                                  0.00(2)         0.00(2)        0.01          0.12          0.09
                                                           ----------      ----------     ----------    ----------    ----------
NET ASSET VALUE, END OF YEAR                               $     5.19      $     5.26     $     3.82    $     4.79    $    11.54
                                                           ==========      ==========     ==========    ==========    ==========
      Total return(3)                                           (1.33)%         37.70%        (20.25)%      (48.66)%      (40.04)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)                   $   67,661      $   88,818     $   74,694    $   51,805    $  117,080
    Ratio of expenses to average net assets(4)                   1.75%           1.75%          1.75%         1.76%         1.77%
    Ratio of net investment loss to average net assets          (0.90)%         (1.01)%        (1.30)%       (1.38)%       (1.41)%
    Decrease reflected in above operating expense
      ratios due to waivers                                      0.82%           0.94%          0.94%         0.77%         0.53%
  Portfolio turnover rate                                          63%            117%            69%           59%          118%

(1) Per share information is calculated using the average shares outstanding method.

(2)  This amount represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .01% and .02% for the years ended October 31, 2001 and 2000, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements was 1.75% for the years ended October 31, 2001 and 2000, respectively. For the the years ended October 31, 2004, 2003 and 2002, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

(For an Advisor Class Share of the Fund Outstanding Throughout Each Year)

                                                                               FOR THE YEAR ENDED OCTOBER 31,
                                                           ---------------------------------------------------------------------
                                                              2004            2003           2002           2001          2000
                                                           ----------      ----------     ----------     ----------    ----------
PER SHARE DATA
  Net asset value, beginning of year                       $     5.12      $     3.73     $     4.71     $    11.42    $    24.18
                                                           ----------      ----------     ----------     ----------    ----------
INVESTMENT OPERATIONS
  Net investment loss                                           (0.03)(1)       (0.05)(1)      (0.08)(1)      (0.11)        (0.42)
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                              (0.03)           1.44          (0.90)         (4.66)        (8.63)
                                                           ----------      ----------     ----------     ----------    ----------
      Total from investment operations                          (0.06)           1.39          (0.98)         (4.77)        (9.05)
                                                           ----------      ----------     ----------     ----------    ----------
LESS DISTRIBUTIONS
  Distributions from net realized gains                            --              --             --          (2.00)        (3.73)
                                                           ----------      ----------     ----------     ----------    ----------
REDEMPTION FEES                                                    --              --           0.00(2)        0.06          0.02
                                                           ----------      ----------     ----------     ----------    ----------
NET ASSET VALUE, END OF YEAR                               $     5.06      $     5.12     $     3.73     $     4.71    $    11.42
                                                           ==========      ==========     ==========     ==========    ==========
      Total return(3)                                           (1.17)%         37.27%        (20.81)%       (48.90)%      (40.47)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)                   $      330      $      412     $      400     $      911    $    2,254
    Ratio of expenses to average net assets(4)                   1.50%           2.00%          2.00%          2.01%         2.02%
    Ratio of net investment loss to average net assets          (0.64)%         (1.25)%        (1.62)%        (1.63)%       (1.66)%
    Decrease reflected in above operating expense
      ratios due to waivers                                      0.82%           0.94%          0.93%          0.76%         0.58%
  Portfolio turnover rate                                          63%            117%            69%            59%          118%

(1) Per share information is calculated using the average shares outstanding method.

(2)  This amount represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' net expense ratio by .01% and .02% for the years ended October 31, 2001 and 2000, respectively. The Advisor Class shares' net operating expense ratio after reflecting these arrangements was 2.00% for the years ended October 31, 2001 and 2000, respectively. For the years ended October 31, 2004, 2003 and 2002, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

(For a Class A Share of the Fund Outstanding Throughout Each Period)

                                                              FOR THE YEAR ENDED OCTOBER 31,
                                                              ------------------------------
                                                                 2004      2003     2002(1)
                                                               -------    -------   -------
PER SHARE DATA
  Net asset value, beginning of period                         $  5.22    $  3.80   $  5.14
                                                               -------    -------   -------
INVESTMENT OPERATIONS
  Net investment loss(2)                                         (0.05)     (0.04)    (0.05)
  Net gain (loss) on investments and foreign currency
    related items (both realized and unrealized)                 (0.02)      1.46     (1.29)
                                                               -------    -------   -------
      Total from investment operations                           (0.07)      1.42     (1.34)
                                                               -------    -------   -------
NET ASSET VALUE, END OF PERIOD                                 $  5.15    $  5.22   $  3.80
                                                               =======    =======   =======
      Total return(3)                                            (1.34)%    37.37%   (26.07)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                     $   574    $   949   $    83
    Ratio of expenses to average net assets(4)                    1.75%      1.75%     1.75%(5)
    Ratio of net investment loss to average net assets           (0.90)%    (0.97)%   (1.05)%(5)
    Decrease reflected in above operating expense
      ratios due to waivers                                       0.82%      0.94%     0.79%(5)
  Portfolio turnover rate                                           63%       117%       69%

(1)  For the period November 30, 2001 (inception date) through October 31, 2002.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the the years ended October 31, 2004, 2003 and 2002, there was no effect on the net operating expense ratio because of transfer agent credits.
(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE JAPAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2004

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Credit Suisse Japan Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company that seeks long-term growth of capital. The Fund was incorporated under the laws of the State of Maryland on October 10, 1995. The name of the Fund was changed from Credit Suisse Japan Growth Fund, Inc. effective May 27, 2003.

     The Fund is authorized to offer three classes of shares: Common Class shares, Advisor Class shares, and Class A shares. The Fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit-sharing plans, (2) investment advisory clients of Credit Suisse Asset Management, LLC ("CSAM"), (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs and (5) employees of CSAM or its affiliates and current and former Directors or Trustees of funds advised by CSAM or its affiliates. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the Fund and open new accounts under the same Social Security number. Effective December 12, 2001, the Fund closed the Advisor Class to new investments, except for reinvestment of dividends. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.75%.

     A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities.

     B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in EQUITY securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in DEBT securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

     C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

     E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

     F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     G) SHORT-TERM INVESTMENTS -- The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

     H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2004, the Fund had no open forward foreign currency contracts.

     I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity is pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     The market value of securities on loan to brokers and the value of collateral held by the Fund with respect to such loans at October 31, 2004 is as follows:

              MARKET VALUE OF                            VALUE OF
             SECURITIES LOANED                      COLLATERAL RECEIVED
             -----------------                      -------------------
             $       8,889,497                      $         9,339,125

     Prior to March 17, 2004, Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, had been engaged by the Fund to act as the Fund's securities lending agent.

     Effective March 17, 2004, SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities, with the Fund receiving 70% and SSB receiving 30% of the earnings from the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

     J) OTHER -- The Fund invests in securities of foreign countries and governments (primarily Japan), which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks. In addition, focusing investments in a single country, such as Japan, involves increased risks.

     The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at annual rate of 1.25% of the Fund's average daily net assets. For the year ended October 31, 2004, investment advisory fees earned and voluntarily waived for the Fund were $976,850 and $643,236, respectively. CSAM will not recapture from the Fund any fees it waived during the fiscal year ended October 31, 2004.

     Credit Suisse Asset Management Limited (CSAM Japan) ("CSAM Ltd. Japan") and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), affiliates of CSAM, are sub-investment advisers to the Fund. CSAM Ltd. Japan and CSAM Ltd. Australia's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Fund. As of December 1, 2004 CSAM Australia no longer serves as sub-investment adviser to the Fund.

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Fund.

     For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. For the year ended October 31, 2004, co-administrative services fees earned by CSAMSI were $78,148.

     For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio subject to an annual minimum fee.

           AVERAGE DAILY NET ASSETS                           ANNUAL RATE
           ------------------------                 ----------------------------------
           First $5 billion                         0.050% of average daily net assets
           Next $5 billion                          0.035% of average daily net assets
           Over $10 billion                         0.020% of average daily net assets

     For the year ended October 31, 2004, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $51,776.

     In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at the annual rate of 0.25% of the average daily net assets of the Common Class and

Class A shares. Effective November 1, 2003 CSAMSI no longer receives 12b-1 fees on Advisor Class shares.

     Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from CSAM. CSAM is then reimbursed by the Fund. For the year ended October 31, 2004, the Fund reimbursed CSAM $145,741, which is included in the Fund's transfer agent expense.

     For the period November 1, 2003 to March 16, 2004, CSFB received $3,337 in fees for its securities lending activities.

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2004, Merrill was paid $15,275 for its services to the Fund.

NOTE 3. LINE OF CREDIT

     The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At October 31, 2004, and during the year ended October 31, 2004, the Fund had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

     For the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments) were $49,179,154 and $70,374,970, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of the Fund are designated Common Class shares, two billion shares of the Fund are designated Advisor Class shares and one billion shares of the Fund are designated Class A shares. Transactions in capital shares for each class were as follows:

                                                          COMMON CLASS
                                 --------------------------------------------------------------
                                       FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                        OCTOBER 31, 2004                OCTOBER 31, 2003
                                 --------------------------------------------------------------
                                    SHARES           VALUE           SHARES           VALUE
                                 ------------    -------------    ------------    -------------
Shares sold                         2,058,879    $  10,835,163      19,095,567    $  73,920,664
Shares redeemed                    (5,897,665)     (31,141,988)    (21,796,225)     (86,396,453)
                                 ------------    -------------    ------------    -------------
Net decrease                       (3,838,786)   $ (20,306,825)     (2,700,658)   $ (12,475,789)
                                 ============    =============    ============    =============

                                                         ADVISOR CLASS
                                 --------------------------------------------------------------
                                       FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                        OCTOBER 31, 2004                OCTOBER 31, 2003
                                 --------------------------------------------------------------
                                    SHARES           VALUE           SHARES          VALUE
                                 ------------    -------------    ------------    -------------
Shares redeemed                       (15,365)   $     (79,296)        (26,849)   $    (102,681)
                                 ------------    -------------    ------------    -------------
Net decrease                          (15,365)   $     (79,296)        (26,849)   $    (102,681)
                                 ============    =============    ============    =============

                                                            CLASS A
                                 --------------------------------------------------------------
                                       FOR THE YEAR ENDED              FOR THE YEAR ENDED
                                        OCTOBER 31, 2004                OCTOBER 31, 2003
                                 --------------------------------------------------------------
                                    SHARES           VALUE           SHARES          VALUE
                                 ------------    -------------    ------------    -------------
Shares sold                           150,408    $     751,583         637,769    $   2,711,575
Shares redeemed                      (220,577)      (1,133,175)       (477,806)      (1,995,393)
                                 ------------    -------------    ------------    -------------
Net increase (decrease)               (70,169)   $    (381,592)        159,963    $     716,182
                                 ============    =============    ============    =============

     Effective September 16, 2002, a redemption fee of 2% of the value of Common Class shares redeemed or exchanged within 30 days from the date of purchase is charged to shareholders. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends and distributions are redeemed first, followed by the shares held longest.

     On October 31, 2004, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund were as follows:

                                   NUMBER OF        APPROXIMATE PERCENTAGE
                                 SHAREHOLDERS       OF OUTSTANDING SHARES
                                 ------------       ----------------------
           Common Class               3                     55%
           Advisor Class              6                     68%
           Class A                    1                     98%

     Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

     Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales and foreign currency translations.

     At October 31, 2004, the components of distributable earnings on a tax basis were as follows:

       Accumulated net realized loss                         $   (80,766,909)
       Unrealized appreciation                                    12,861,046
                                                             ---------------
                                                             $   (67,905,863)
                                                             ===============

     At October 31, 2004, the Fund's capital loss carryforwards available to offset possible future capital gains were as follows:

                             EXPIRES OCTOBER 31,
                ----------------------------------------
                     2009          2010          2011
                ------------  ------------  ------------
                $ 20,559,387  $ 29,470,281  $ 30,737,241

     During the tax year ended October 31, 2004, the Fund has utilized $6,709,717 of the capital loss carryforward.

     Included in the Fund's capital loss carryforwards which expire in 2009 is $13,522,540 acquired in the Credit Suisse Japan Small Cap Fund merger that happened on April 26, 2002, which are subject to IRS limitations.

     At October 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $64,822,536, $14,396,003, ($1,544,627) and $12,851,376, respectively.

     At October 31, 2004, the Fund reclassified $703,931 to accumulated net investment loss and $96,062 to accumulated net realized loss from investments from paid-in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency translations and net operating losses. Net assets were not affected by these reclassifications.

NOTE 7. CONTINGENCIES

     In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however; based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE JAPAN EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Credit Suisse Japan Equity Fund, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Japan Equity Fund, Inc. (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 15, 2004

CREDIT SUISSE JAPAN EQUITY FUND
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                               TERM                                     NUMBER OF
                                               OF OFFICE(1)                             PORTFOLIOS IN
                                               AND                                      FUND
                              POSITION(S)      LENGTH         PRINCIPAL                 COMPLEX        OTHER
NAME, ADDRESS AND             HELD WITH        OF TIME        OCCUPATION(S) DURING      OVERSEEN BY    DIRECTORSHIPS
DATE OF BIRTH                 FUND             SERVED         PAST FIVE YEARS           DIRECTOR       HELD BY DIRECTOR
----------------------------  ---------------  -------------  ------------------------  -------------  --------------------
INDEPENDENT DIRECTORS

Richard H. Francis            Director,        Since          Currently retired         42             None
c/o Credit Suisse Asset       Nominating and   1999
Management, LLC               Audit
466 Lexington Avenue          Committee
New York, New York            Member
10017-3140

Date of Birth: 04/23/32

Jeffrey E. Garten             Director,        Since          Dean of Yale School       41             Director of Aetna,
Box 208200                    Nominating       1998(2)        of Management and                        Inc. (insurance
New Haven, Connecticut        and Audit                       William S. Beinecke                      company); Director
06520-8200                    Committee                       Professor in the                         of Calpine
                              Member                          Practice of                              Corporation (energy
Date of Birth: 10/29/46                                       International Trade                      provider); Director
                                                              and Finance from                         of CarMax Group
                                                              November 1995 to                         (used car dealers).
                                                              present.

Peter F. Krogh                Director,        Since          Dean Emeritus and         41             Director of Carlisle
301 ICC                       Nominating       2001           Distinguished                            Companies
Georgetown University         Committee                       Professor of                             Incorporated
Washington, DC 20057          Chairman and                    International Affairs at                 (diversified
                              Audit                           the Edmund A. Walsh                      manufacturing
Date of Birth: 02/11/37       Committee                       School of Foreign                        company.
                              Member                          Service, Georgetown
                                                              University
                                                              from June
                                                              1995 to
                                                              present.

James S. Pasman, Jr.          Director,        Since          Currently retired         43             Director of
c/o Credit Suisse Asset       Nominating       1999                                                    Education Management
Management, LLC               and Audit                                                                Corp.
466 Lexington Avenue          Committee
New York, New York            Member
10017-3140

Date of Birth: 12/20/30

----------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.
(2) Mr. Garten was initially appointed as a Director of the Fund on February 6, 1998. He resigned as Director on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

                                               TERM                                     NUMBER OF
                                               OF OFFICE(1)                             PORTFOLIOS IN
                                               AND                                      FUND
                              POSITION(S)      LENGTH         PRINCIPAL                 COMPLEX        OTHER
NAME, ADDRESS AND             HELD WITH        OF TIME        OCCUPATION(S) DURING      OVERSEEN BY    DIRECTORSHIPS
DATE OF BIRTH                 FUND             SERVED         PAST FIVE YEARS           DIRECTOR       HELD BY DIRECTOR
----------------------------  ---------------  -------------  ------------------------  -------------  --------------------
INDEPENDENT DIRECTORS

Steven N. Rappaport           Director,        Since          Partner of Lehigh         43             Director of
Lehigh Court, LLC             Nominating       1999           Court, LLC and RZ                        Presstek, Inc.
40 East 52nd Street           Committee                       Capital (private                         (digital imaging
New York, New York            Member and                      investment firms) from                   technologies
10022                         Audit                           July 2002 to present;                    company); Director
                              Committee                       Transition Adviser to                    of Wood Resources,
Date of Birth: 07/10/48       Chairman                        SunGard Securities                       LLC. (plywood
                                                              Finance, Inc. from                       manufacturing
                                                              February 2002 to                         company).
                                                              July 2002; President
                                                              of SunGard Securities
                                                              Finance, Inc. from
                                                              2001 to February 2002;
                                                              President of Loanet,
                                                              Inc. (on-line
                                                              accounting service)
                                                              from 1997 to 2001.

INTERESTED DIRECTORS

Michael E. Kenneally(3)       Chairman and     Since          Chairman and Global       45             None
Credit Suisse Asset           Chief            2004           Chief Executive Officer
Management, LLC               Executive                       of CSAM since 2003;
466 Lexington Avenue          Officer                         Chairman and Chief
New York, New York                                            Investment Officer of
10017-3140                                                    Banc of America
                                                              Capital Management
Date of Birth: 03/30/54                                       from 1998 to
                                                              March 2003.

----------
(3) Mr. Kenneally is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he is an officer of CSAM.

                                               TERM                                     NUMBER OF
                                               OF OFFICE(1)                             PORTFOLIOS IN
                                               AND                                      FUND
                              POSITION(S)      LENGTH         PRINCIPAL                 COMPLEX        OTHER
NAME, ADDRESS AND             HELD WITH        OF TIME        OCCUPATION(S) DURING      OVERSEEN BY    DIRECTORSHIPS
DATE OF BIRTH                 FUND             SERVED         PAST FIVE YEARS           DIRECTOR       HELD BY DIRECTOR
----------------------------  ---------------  -------------  ------------------------  -------------  --------------------
INTERESTED DIRECTORS

William W. Priest(4)          Director         Since          Chief Executive Officer   48             Director of Globe
Epoch Investment Partners                      1999           of J Net Enterprises,                    Wireless, LLC
667 Madison Avenue                                            Inc. (technology                         (maritime
New York, NY 10021                                            holdings company) since                  communication
                                                              June 2004; Chief                         company); Director
Date of Birth: 09/24/41                                       Executive Officer of                     of InfraRed X
                                                              Epoch Investment                         (medical device
                                                              Partners, Inc. since                     company); Director
                                                              April 2004; Co-Managing                  of J Net
                                                              Partner, Steinberg                       Enterprises, Inc.
                                                              Priest & Sloane Capital
                                                              Management, LLC from
                                                              2001 to March 2004;
                                                              Chairman and Managing
                                                              Director of CSAM from
                                                              2000 to February 2001;
                                                              Chief Executive Officer
                                                              and Managing Director
                                                              of CSAM from 1990 to
                                                              2000.

----------
(4) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                               TERM
                                               OF OFFICE(1)
                                               AND
                              POSITION(S)      LENGTH
NAME, ADDRESS AND             HELD WITH        OF TIME
DATE OF BIRTH                 FUND             SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------  ---------------  -------------  ----------------------------------------------
OFFICERS

Michael A. Pignataro          Chief            Since          Director and Director of Fund Administration
Credit Suisse Asset           Financial        1999           of CSAM; Associated with CSAM since 1984;
Management, LLC               Officer and                     Officer of other Credit Suisse Funds
466 Lexington Avenue          Treasurer
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio                Chief            Since          Vice President and Global Head of Compliance
Credit Suisse Asset           Compliance       2004           of CSAM; Associated with CSAM since July
Management, LLC               Officer                         2000; Vice President and Director of
466 Lexington Avenue                                          Compliance of Forstmann-Leff Associates from
New York, New York                                            1998 to June 2000; Officer of other Credit
10017-3140                                                    Suisse Funds

Date of Birth: 09/21/66

Ajay Mehra                    Chief Legal      Since          Director and Deputy General Counsel of CSAM
Credit Suisse Asset           Officer          2004           since September 2004; Senior Associate of
Management, LLC                                               Shearman & Sterling LLP from September 2000
466 Lexington Avenue                                          to September 2004; Senior Counsel of the SEC
New York, New York                                            Division of Investment Management from June
10017-3140                                                    1997 to September 2000; Officer of other
                                                              Credit Suisse Funds
Date of Birth: 08/14/70

J. Kevin Gao                  Vice             Since          Vice President and legal counsel of CSAM;
Credit Suisse Asset           President and    2004           Associated with CSAM since July 2003;
Management, LLC               Secretary                       Associated with the law firm of Willkie Farr
466 Lexington Avenue                                          & Gallagher LLP from 1998 to 2003; Officer of
New York, New York                                            other Credit Suisse Funds
10017-3140

Date of Birth: 10/13/67

Robert M. Rizza               Assistant        Since          Assistant Vice President of CSAM since
Credit Suisse Asset           Treasurer        2002           January 2001; Associated with CSAM since 1998;
Management, LLC                                               Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

     The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

CREDIT SUISSE JAPAN EQUITY FUND
TAX INFORMATION LETTER (UNAUDITED)
October 31, 2004

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

     For the fiscal year ended October 31, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

CREDIT SUISSE JAPAN EQUITY FUND
PROXY POLICY AND PORTFOLIO HOLDINGS INFORMATION

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

     - By calling 1-800-927-2874

     - On the Fund's website, www.csam.com/us

     - On the website of the Securities and Exchange Commission, http://www.sec.gov.

     The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 - www.csam.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSJPG-2-1004

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2004. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2004.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has three audit committee financial experts serving on its audit committee: Richard H. Francis, James S. Pasman, Jr., and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended October 31, 2003 and October 31, 2004.

                                           2003       2004
---------------------------------------------------------------
Audit Fees                                 $ 15,943   $ 15,943
Audit-Related Fees(1)                      $  3,000   $  4,500
Tax Fees(2)                                $  2,323   $  2,323
All Other Fees                                   --         --
Total                                      $ 21,266   $ 22,766

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($3,000), and the registrant's third quarter 2004 Form N-Q filing ($1,500).

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended October 31, 2003 and October 31, 2004.

                                           2003       2004
--------------------------------------------------------------
Audit-Related Fees                         N/A        N/A

Tax Fees                                   N/A        N/A
All Other Fees                             N/A        N/A
Total                                      N/A        N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                                           2003       2004
------------------------------------------------------------
Audit-Related Fees                         N/A        N/A
Tax Fees                                   N/A        N/A
All Other Fees                             N/A        N/A
Total                                      N/A        N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended October 31, 2003 and October 31, 2004:

                                           2003       2004
-------------------------------------------------------------
Audit-Related Fees                         N/A        N/A
Tax Fees                                   N/A        N/A
All Other Fees                             N/A        N/A
Total                                      N/A        N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended October 31, 2003 and October 31, 2004 were $5,323 and $6,823, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement is not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement is not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.
(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)  Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          CREDIT SUISSE JAPAN EQUITY FUND, INC.

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  January 7, 2005

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Michael E. Kenneally
          ------------------------
          Name:  Michael E. Kenneally
          Title: Chief Executive Officer
          Date:  January 7, 2005

          /s/ Michael A. Pignataro
          ------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date   January 7, 2005